EXHIBIT 10.28
96700/199
103006
THIRD AMENDMENT AGREEMENT

This Third Amendment Agreement is made effective October 30, 2006 by and between Albert Einstein College of Medicine of Yeshiva University, a Division of Yeshiva University, a corporation organized and existing under the laws of the State of New York, having an office and place of business at 1300 Morris Park Avenue, Bronx, New York 10461 ("AECOM") and Applied NeuroSolutions, Inc. (formerly known as Molecular Geriatrics Corp.), a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 50 Lakeview Parkway, Suite 111, Vernon Hills, Illinois 60061 ("Licensee").

Statement

AECOM and Licensee are parties to (1) a License and Collaborative Research Agreement dated February 1, 1994, as amended by an Amendment Agreement executed on March 20, 2002 and a Second Amendment Agreement effective September 21, 2002, (collectively "the 1994 Agreement") and (2) a License and Collaborative Research Agreement effective July 1, 1993, as amended by an Amendment Agreement executed on July 9, 1993, an Amendment Agreement executed on March 20, 2002 and a Second Amendment Agreement effective September 21, 2002, (collectively "the 1993 Agreement"). The parties now wish to make changes to certain terms that were added to both the 1993 Agreement and the 1994 Agreement by the Amendment Agreement executed on March 20, 2002 (“the March 2002 Amendment Agreement”) and the Second Amendment Agreement effective September 21, 2002 (“the September 2002 Amendment Agreement”), and to revise the Field of the 1994 Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in the 1993 Agreement, the 1994 Agreement, the March 2002 Amendment Agreement, the September 2002 Amendment Agreement and in this Third Amendment Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Paragraph 3 of the March 2002 Amendment Agreement is hereby amended so that the due date for the license maintenance payment of US$137,500.00 is extended from July 1, 2006 to December 31, 2006.

2. Paragraph 3(c) of the September 2002 Amendment Agreement is hereby amended so that the due date for the May 1, 2006 quarterly research support payment of US$37,500.00 is extended from May 1, 2006 to December 31, 2006.

3. Paragraph 3(c) of the September 2002 Amendment Agreement is hereby amended so that the due date for the August 1, 2006 quarterly research support payment of US$37,500.00 is extended from August 1, 2006 to December 31, 2006.

4.  Paragraph 3(c) of the September 2002 Amendment Agreement is hereby amended so that the due date for the November 1, 2006 quarterly research support payment of US$37,500.00 is extended from November 1, 2006 to December 31, 2006.

5. On or before December 31, 2006, Licensee shall pay to AECOM US$25,000.00 as a license maintenance payment, which payment is non-refundable and not creditable against any other payment due to AECOM.

6. Licensee’s failure to make any of the payments required by paragraphs 1 through 5 above shall constitute a material breach of both the 1993 Agreement and the 1994 Agreement.

7.	The “Field” of the 1994 Agreement is revised to read as follows:

“Field” means the diagnosis of Alzheimer’s disease and precursor or related conditions, including any applications in other neurodegenerative diseases derived from the results of the research done under this Agreement.

8. The applicable provisions of this Third Amendment Agreement shall be deemed to be incorporated into the 1993 Agreement, the 1994 Agreement and the March 2002 Amendment Agreement in full and to be an integral part thereof as though fully set forth therein. With the exception of the above amendments, all other provisions of the 1993 Agreement, the 1994 Agreement and the March 2002 Amendment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into and executed this Third Amendment Agreement on the date first above written.

ALBERT EINSTEIN COLLEGE OF MEDICINE                                    APPLIED NEUROSOLUTIONS, INC.
OF YESHIVA UNIVERSITY

By: /s/Emanuel Genn                                By: /s/Ellen Hoffing

Name:Emanuel Genn                                Name:Ellen Hoffing

Title:Associate Dean for Business Affairs Title:President & CEO

Agreed to and accepted by:

/s/Peter Davies    Date:_____________________
Dr. Peter Davies